SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

MECHANICAL TECHNOLOGY INCORPORATED
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):
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  Aggregate number of securities to which transaction applies:

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  Per unit price or other underlying value of transaction computed pursuant to

  Exchange Act Rule 0-11:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing

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  Amount Previously Paid:

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MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

May 16, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders (Annual Meeting) of Mechanical Technology Incorporated, a New York corporation (Company), to be held on Tuesday, June 28, 2005 at 10:00 a.m., local time, at Company headquarters, 431 New Karner Road, Albany.

The Annual Meeting has been called for the purpose of (i) electing two Directors, each for a three-year term, (ii) approving the amendment to the Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock from $1.00 to $.01 per share, and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 2, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote FOR the election of the two nominees as Directors of the Company and vote FOR the approval of the amendment to Restated Certificate of Incorporation, as amended, to reduce par value of the Company's common stock from $1.00 to $.01 per share, each described in the accompanying Proxy Statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE NEW YORK BUSINESS CORPORATION LAW.

Sincerely,

Steven N. Fischer

Chairman and CEO

MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

(518) 533-2200

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (Annual Meeting) of Mechanical Technology Incorporated, a New York corporation (Company), will be held on Tuesday, June 28, 2005, at 10:00 a.m., local time, at Company Headquarters, 431 New Karner Road, Albany, New York for the purpose of considering and voting upon:

  The election of two Directors, each to hold office until the Company's 2008 annual meeting of shareholders and until such Director's successor is duly elected and qualified.
  The approval of the Amendment to the Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock from $1.00 to $.01 per share.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 2, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company's common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event that there are insufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Cynthia A. Scheuer

Corporate Secretary

Albany, NY

May 16, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES. VOTES WILL BE TABULATED BY INSPECTORS OF ELECTION APPOINTED IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE NEW YORK BUSINESS CORPORATION LAW.

MECHANICAL TECHNOLOGY INCORPORATED

431 NEW KARNER ROAD

ALBANY, NEW YORK 12205

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mechanical Technology Incorporated (MTI or Company) for use at the 2005 Annual Meeting of Shareholders of the Company (Annual Meeting) to be held on Tuesday, June 28, 2005, at 10:00 a.m. local time, and any adjournment thereof, at Company Headquarters, 431 New Karner Road, Albany, New York.

The shares represented by properly completed proxies received prior to the vote will be voted FOR any proposal unless specific instructions to the contrary are given or an abstention from voting is indicated by the shareholder. The following proposals will be voted upon by the shareholders: 1) the election of directors; and 2) amendment to the Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock from $1.00 to $.01 per share. The proxy may be revoked any time before it is exercised.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 16, 2005 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on May 2, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $1.00 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 30,676,626 shares of Common Stock outstanding and entitled to vote the Annual Meeting and approximately 550 stockholders of record. However, management believes that a significant number of shares are held by brokers under a "nominee name" and that the number of beneficial shareholders of our Common Stock exceeds 12,500. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes is necessary to elect a nominee as a director of the Company. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is required for approval of the amendment to the Restated Certificate of Incorporation, as amended, and the approval of any other actions.

Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to Proposal No. 1, the election of directors, votes may be cast in favor of or withheld from each nominee, votes that are withheld will be excluded entirely from the vote and will have no effect on the vote, and broker non-votes will have no effect on the outcome of the election of directors. With respect to Proposal No.2 and any other actions, the amendment to the Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock from $1.00 to $.01 per share, broker non-votes will have the effect of votes AGAINST Proposal No.2 and any other actions. Votes will be tabulated by inspectors of election appointed in accordance with the applicable provisions of the New York Business Corporation Law.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders who share an address. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request. Requests may be made by mail to: Investor Relations Department, Mechanical Technology Incorporated, 431 New Karner Road, Albany, New York 12205; by e-mail: contact@mechtech.com; or by telephone: (518) 533-2200. Any shareholder who would like to receive separate copies of the Proxy Statement or Annual Report to Shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company directly at the address or phone number listed above.

Proposal No. 1

ELECTION OF DIRECTORS

The number of directors of the Company is fixed at eight and the Board of Directors currently consists of eight members. At the Annual Meeting of Shareholders, two Directors are to be elected, each to hold office until the expiration of his or her term and until a successor shall be elected and shall qualify. The Directors serve staggered terms.

Listed below are the two Directors nominated for election in Thomas Marusak's case or re-election at the Annual Meeting. The directors elected at the Annual Meeting will serve a three-year term expiring at the Annual Meeting in 2008.
	Position with		Director
Name	the Company	Age	Since
Thomas J. Marusak	Director	54	December 2004
E. Dennis O'Connor	Director	64	1993

The Board of Directors has nominated Thomas J. Marusak and E. Dennis O'Connor to serve three-year terms, expiring in 2008. Dale W. Church and Edward A. Dohring are beginning the third year of a three-year term, expiring in 2006. Mr. William P. Phelan is serving a term, expiring in 2006. Steven N. Fischer, Dr. Walter Robb and Dr. Beno Sternlicht are beginning the second year of a three-year term, expiring in 2007.

Certain Information Regarding Director Nominees

Mr. Marusak, 54, was appointed to MTI's Board of Directors on December 16, 2004. Since 1986, Mr. Marusak has been President of Comfortex Corporation, an internationally recognized manufacturer of window blinds and specialty shades and is the current Chairman of New York's Capital Region Center for Economic Growth. In 1997, he was appointed by Governor George Pataki, and then confirmed by the New York Senate as a Director for the New York State Energy and Development Authority (NYSERDA) and continues to serve on its board. Mr. Marusak has also represented the interests of small- and medium- sized manufacturing businesses of New York as a delegate at the White House. He is currently a member of the Advisory Board of Directors for Key Bank of New York, Dynabil Industries Inc. and Clough Harbour Associates Technology Services Company of Albany. Mr. Marusak received a B.S. in Engineering from Pennsylvania State University, and an M.S. in Engineering from Stanford University.

Mr. O'Connor, 65, a Director since 1993, is a registered patent attorney, and from 1984 until his retirement in June 2000, was the Director of New Products and Technology for Masco Corporation, a diversified manufacturer of building, home improvement, and other specialty products for the home and family.

The Board of Directors recommends that you vote FOR election of the TWO nominees listed above as Directors of the Company.

Certain Information Regarding Incumbent Directors

Set forth below is certain information regarding the Directors of the Company, including those who have been nominated for election at the Annual Meeting.
Terms Expiring 2005	Age	Director Since
Thomas J. Marusak	54	2004
E. Dennis O'Connor (1) (2)	64	1993

Terms Expiring 2006	Age	Director Since
Dale W. Church	65	1997
Edward A. Dohring	71	1997
William P. Phelan (1)	48	2004

Terms Expiring 2007
Steven N. Fischer	61	2003
Dr. Walter Robb (1) (2)	77	1997
Dr. Beno Sternlicht (2)	77	1996
      Member of the Audit Committee
      Member of the Compensation, Nominating and Governance Committee

Mr. Church, 65, a Director since 1997, became President of MTI Government Systems, a division of the Company, on September 1, 2004. Prior to that, Mr. Church was Chief Executive Officer and Chairman of the Board from October 2002 through September 2004. Mr. Church is also a Director of the Company and Chairman of the Board of MTI MicroFuel Cells, Inc. (MTI Micro), a majority- owned subsidiary of the Company. He has been the Chief Executive Officer of Ventures & Solutions LLC (a consulting firm) since 1996 and the Chairman and CEO of Intelligent Inspection Corporation, an entity engaged in building down hole robots for oil exploration, from 1999 to March 2003, and, prior to that time, was a partner in the law firm of McDermott, Will & Emery from 1993 to 1997. He served as General Counsel to the American Electronics Association from 1994 to 1998. Mr. Church has practiced law in private practice, government, and corporate environments for over 30 years with specialties in U.S. and international government contracting, developing companies, mergers and acquisitions and joint ventures. His other previous experience includes working for the U.S. Government's Central Intelligence Agency and Department of Defense and as corporate counsel to establish several companies in the Silicon Valley of California. He is a Trustee of the National Security Industrial Association and is a director of various private corporations.

Mr. Dohring, 71, a Director since 1997, served as President of MTI Instruments, Inc. from April 1, 2000 to April 5, 2002. Mr. Dohring retired on December 31, 1998 from Silicon Valley Group, Inc. (SVG) where he had been Vice President since July 1992 and President of its SVG Lithography Systems, Inc. (SVGL) unit since October 1994. From June 1992 to October 1994, he served as President of SVG's Track Systems Division. He joined SVG from Rochester Instrument Systems, Inc., where he served as President from April 1989 to June 1992. He also held management positions with General Signal, CVC Products, Bendix, Bell & Howell and Veeco Instruments. He is a member of the Board of Directors of Tegal Corporation, and has served as a director of Semiconductor Equipment & Materials International (SEMI) and International Disc Equipment Manufacturers Association (IDEMA) and a Trustee of the SUNY Maritime Foundation Board.

Mr. Fischer, 61, a Director since 2003, became Chairman and Chief Executive Officer effective September 1, 2004. Mr. Fischer previously served as Chairman of the Audit Committee from September 12, 2003 through July 29, 2004. Since March 4, 2004, Mr. Fischer has also been a member of the MTI Micro Board of Directors. Mr. Fischer was Chief Executive Officer of New York-based professional services firm UHY Advisors NY, Inc., formerly Urbach Kahn and Werlin Advisors Inc., and UKW P.C., a certified public accounting firm, from 1985 to December 31, 2001 and Chairman through July 31, 2004. Mr. Fischer joined Urbach Kahn and Werlin P.C. in 1971. Mr. Fischer holds a J.D. degree from New York University, a B.B.A. degree from the City College of New York and is a Certified Public Accountant.

Mr. Phelan, CPA, 48, was appointed to MTI's Board of Directors and named Chairman of MTI's Audit Committee on December 16, 2004. Mr. Phelan was a founder and served as Chief Executive Officer of OneMade, Inc., an electronic commerce marketplace technology systems and tools provider, from May 1999 to May 2004. OneMade, Inc. was recently sold to America Online (AOL). In addition, Mr. Phelan served as a member of the Board of Directors of Florists' Transworld Delivery (FTD), the largest floral services organization in the world, where he was instrumental in reorganizing the company, providing both strategic direction and operational oversight. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Company, and UHY Advisors Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College, and an M.S. in Taxation from City College of New York.

Dr. Robb, 77, a Director since 1997, served as Chairman of the Audit Committee from July 29, 2004 to December 16, 2004. Dr. Robb has been a management consultant and President of Vantage Management, Inc., a management consulting company, since 1993. Prior to that, Dr. Robb was with General Electric Company ("GE") in a number of executive positions. He was Senior Vice President for Corporate Research and Development from 1986 until his retirement on December 31, 1992, directing the GE Research and Development Center, one of the world's largest and most diversified industrial laboratories, and serving on GE's Corporate Executive Council. He served on the Board of Directors of Plug Power Inc., from 1997 through October 9, 2002, and is a Director of Celgene Corp., an integrated biopharmaceutical company, and a number of privately owned companies.

Dr. Sternlicht, 77, a Director since 1996 and a co-founder of the Company, is also a Director of MTI Micro and a Director of MTI Instruments, Inc., has been President of Benjosh Management Assoc., a management firm in New York City, since 1976; President of AMEAST Corporation, a consulting and trading corporation, since 1974; and President of Arben International, LLC, a distribution and manufacturing firm for products for the furniture and home décor industry, with offices in Russia, China and the United States, since 1994. He has also served as Chairman of the Board of Comfortex Corp., a window shade developer and manufacturer, from 1992 until its sale to Hunter Douglas in 1999. Dr. Sternlicht was a Director of the Company from 1961 to 1992, and prior to 1985 held the position of Technical Director and Board Chairman. Dr. Sternlicht was one of the founders of VITA (Volunteers in Technical Assistance), and has served on various advisory committees of NASA, the Department of Energy and the Commerce Department under Presidents Carter, Reagan and Bush, and served as an Advisor on Energy to the People's Republic of China, Israel and India. Also, he is a member of the National Academy of Engineering.

Proposal No. 2

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REDUCE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $1.00 TO $.01 PER SHARE

The Board of Directors has approved, and recommends the adoption by shareholders of, an amendment to Paragraph 4 of the Company's Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock. The Restated Certificate of Incorporation, as amended, currently authorizes the issuance of shares of common stock with a par value of $1.00 per share. The Board of Directors believes it is in the best interests of the Company to amend the Restated Certificate of Incorporation, as amended, to reduce the par value of the Company's common stock to $.01 per share. The reduction in par value is intended to bring the Company in line with the practice of other public companies with respect to par value.

Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of stock. Over time, the concept of par value has lost its significance for the most part. Many companies that incorporate today use a nominal par value or have no par value.

The reduction in the par value of the Company's common stock would be effected by a reduction in the capital stock account (approximately $38 million) on the Company's balance sheet and a corresponding increase in the additional paid-in (or surplus) capital account (approximately $38 million). The reduction in the par value would not change the number of authorized shares of the Company's common stock. The reduction in the par value would reduce the amount required to be carried by the Company as capital, thereby potentially increasing the Company's surplus capital available for dividends and other distributions and for other corporate purposes. The Board of Directors has not proposed the reduction in the par value with the intention of declaring dividends on the common stock. The reduction in the par value should have no effect on the rights of the holders of the Company's common stock except for the minimum amount per share the Company may receive upon the issuance of authorized but unissued shares and added dividend flexibility.

If this proposal is approved, Paragraph 4 of the Restated Certificate of Incorporation, as amended, will be amended to read as follows:

"4. The aggregate number of shares which the Corporation shall have the authority to issue is Seventy-Five Million (75,000,000) shares, par value $.01 per share."

The amendment to the Restated Certificate of Incorporation, as amended, will become effective upon the filing of such amendment with the Secretary of State for the State of New York.

If this proposal is approved, certificates representing shares of the Company's common stock, $1.00 par value per share, issued and outstanding prior to the effective date of filing of the amendment to the Restated Certificate of Incorporation, as amended, will be changed to represent the same number of shares of the Company's common stock, $.01 par value per share, as they did prior to such effective date. Existing certificates will not be exchanged for new certificates. Please do not return any certificates to the Company.

THE BOARD RECOMMENDS YOU VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors held fourteen meetings during 2004. All directors attended at least 75% of all of the Board and committee meetings that they were eligible to attend during 2004. The Board has no formal policy regarding attendance at the annual meeting; however, Directors are encouraged but not required to attend annual meetings of the Company's shareholders. All Directors of the Company as of the date of the 2004 Annual Meeting of Shareholders attended the meeting with the exception of Dr. Robb. The Board of Directors has established an Audit Committee and a Compensation, Nominating and Governance Committee.

Audit Committee

The Audit Committee currently consists of Mr. Phelan (Chairman), Mr. O'Connor and Dr. Robb. The Board has determined that the current members of the Audit Committee are independent directors under the NASDAQ audit committee structure and membership requirements. During 2004, Mr. Fischer served as Audit Committee Chairman until July 29, 2004 when he was appointed CEO of the Company effective September 1, 2004. Further, Mr. David Eisenhaure served on the Audit Committee from July 29, 2004 until September 13, 2004, when he resigned from the Board of Directors.

The Audit Committee met six times during 2004, and each member attended all of the meetings during the period in which such person served on the Audit Committee, except for Dr. Robb in one instance. The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee, which was adopted by the Board of Directors of the Company on March 11, 2004. The Committee, among other matters, is responsible for the annual appointment of independent accountants as the auditors of the Company, and reviews the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures, and activities. The Audit Committee also reviews the Company's accounting policies, control systems and compliance activities and reviews the charter of the Audit Committee. The Audit Committee charter is published in the Investor Relations/Corporate Governance Section of the Company's website at www.mechtech.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the "Committee") is currently composed of three directors, each of whom is an independent director as defined in Rule 4200 (a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. and the applicable rules of the Securities and Exchange Commission (SEC). In addition, the Board has made a determination that Mr. Phelan qualifies as an "audit committee financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Phelan's designation by the Board as an "audit committee financial expert" is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

In accordance with the Committee's charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company's independent auditors, PricewaterhouseCoopers LLP ("PwC"), report directly to the Committee and are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for auditing management's assessment of the Company's internal controls over financial reporting and for issuing separate reports thereon. In addition, PwC will express its own opinion on the effectiveness of the Company's internal control over financial reporting. The Committee, among other matters, is responsible for appointing the Company's independent auditors, evaluating such independent auditors' qualifications, independence and performance, determining the compensation for such independent auditor, and pre-approval of all audit and non-audit services. Additionally, the Committee is responsible for oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements including the work of the independent auditor. The Committee reports to the Board of Directors with regard to:

    the scope of the annual audit;
    fees to be paid to the auditors;
    the performance of our independent auditors;
    compliance with accounting and financial policies and financial statement presentation; and
    our procedures and policies relative to the adequacy of internal accounting controls.

The Committee reviewed and discussed with management of the Company and PwC, the Company's 2004 quarterly consolidated financial statements and 2004 annual consolidated financial statements, including, management's assessment of the effectiveness of the Company's internal control over financial reporting and PwC's evaluation of the Company's internal control over financial reporting. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Additionally, the Committee has discussed with PwC any matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees), which include, among other items, matters related to the conduct of the audit of the Company's annual consolidated financial statements. The Committee has also discussed the critical accounting policies used in the preparation of the Company's annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that PwC discussed with management, the ramifications of using such alternative treatments and other written communications between PwC and management.

PwC has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with PwC that firm's independence. The Committee has also concluded that PwC's performance of non-audit services is compatible with PwC's independence.

The Committee also discussed with PwC their overall scope and plans for their audit and has met with PwC, with and without management present, to discuss the results of their audit, the evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. The Committee also discussed with PwC whether there were any audit problems or difficulties, and management's response.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The Committee has also appointed PwC as the Company's independent auditors for the fiscal year ending December 31, 2005. This report is provided by the following independent directors, who constitute the Committee.

Audit Committee:

Mr. William P. Phelan (Chairman)

Mr. E. Dennis O'Connor

Dr. Walter L. Robb

INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants for the fiscal year ending December 31, 2005. A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from shareholders.

Accounting Fees

Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2004 and 2003 are as follows(1):
	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003
Audit	$220,115	$125,110
Audit Related	5,625	8,600
Tax	29,500	43,450
All Other	-	-
Total	$255,240	$177,160

(1) The aggregate fees included in Audit are fees billed for the fiscal periods for the audit of the Company's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal periods.

The Audit Fees billed for the fiscal years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, reviews of quarterly consolidated financial statements, National Institute of Science and Technology contract audit, audit of the Company's 401(K) plan and its associated Form 11-K filing and consents and assistance with and review of documents filed with the Commission.

The Audit Related Fees billed during the fiscal years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to consultations concerning financial accounting and reporting standards.

The Tax Fees billed during the fiscal years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, including assistance with and representation in tax audits and advice related to proposed transactions.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors' independence, and has concluded that it is.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Section 202(a) of the Sarbanes-Oxley Act, the Audit Committee has adopted the following policies and procedures under which frequently utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to a single committee member or executive officer.

A. Annual audit, quarterly review and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent auditors to the Audit Committee.

B. Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities or reviews of public filings by the Securities and Exchange Commission must be pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

C. Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

D. Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent auditor to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

E. Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.

All of the 2004 services described under the captions "Audit Fees," "Audit Related Fees," and "Tax Fees" were approved by the Audit Committee.

REPORT OF THE COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

ON EXECUTIVE COMPENSATION

Until October 9, 2003, the Board of Directors did not have a nominating committee because director nominations were made by the Board of Directors as a whole, based on the advice of management. On October 9, 2003, the Board of Directors delegated the authority for nominations to the Board of Directors to the Compensation Committee, which has been renamed the Compensation and Nominating Committee. On April 28, 2004, the Board of Directors delegated the authority for governance to the Compensation and Nominating Committee, which has been renamed the Compensation, Nominating and Governance Committee. On April 28, 2004, the Board also adopted a Compensation, Nominating and Governance charter for the Company. That charter is published in the Investor Relations/Corporate Governance section of the Company's website at www.mechtech.com. The Compensation, Nominating and Governance Committee consists of Drs. Robb and Sternlicht and Mr. O'Connor, who are all independent directors in accordance with the NASDAQ National Market System director independence standards. Mr. O'Connor is Chairman of the Compensation, Nominating and Governance Committee.

The role of the Compensation, Nominating and Governance Committee is to assist the Board of Directors by 1) identifying, evaluating and recommending the nomination of Board members; 2) setting the compensation for the Company's Chief Executive Officer; 3) establishing bonus and option pool amounts for other employees and performing other compensation oversight; 3) establishing Director compensation; 4) selecting and recommending Director candidates to the Board of Directors; 5) recommending improved governance of the Company to the Board of Directors; and 5) assisting the Board of Directors with other assigned tasks as needed.

Prior to the delegation of nomination responsibilities to the Compensation, Nominating and Governance Committee, Directors were nominated by the full Board of Directors, based on input from individual directors and management. In appraising potential Director candidates, the Compensation, Nominating and Governance Committee continues to focus on the same characteristics and qualifications historically considered by the full Board. These include business savvy and experience, concern for the best interests of the Company's shareholders, proven success in the application of skills relating to the Company's areas of business activities, adequate availability to participate actively in the Board's affairs, high levels of integrity and sensitivity to current business and corporate governance trends and legal requirements and, since 2003, that candidates meet the director independence standard of the NASDAQ National Market System. The Compensation, Nominating and Governance Committee has adopted as a formal policy the consideration of director candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should forward it in writing to the Secretary of the Company at 431 New Karner Road, Albany, New York 12205. The mailing envelope should include a clear notation that the enclosure is a "Director Nominee Recommendation." The recommending party should be identified as a shareholder and should provide a brief summary of the recommended candidate's qualifications, taking into account the historic characteristics and qualifications considered for potential Board members and mentioned above.

The Compensation, Nominating and Governance Committee administers the executive compensation program for the Company and MTI Instruments. This Committee is responsible for establishing the policies that govern base salary, as well as short and long-term incentives for the Company's and MTI Instruments' senior management teams. The executive compensation program for MTI Micro, our majority- owned subsidiary, is managed by the Compensation Committee of MTI Micro. The Compensation, Nominating and Governance Committee of MTI approves the size of the option pool for MTI Micro officers, directors and employees. The Compensation, Nominating and Governance Committee met seven times during 2004.

The Committee believes that the primary objectives of the Company's compensation policies are to attract and retain a management team that can effectively implement and execute the Company's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar sizes and lines of business; and (ii) long-term incentive compensation in the form of stock options which will encourage management to continue to focus on shareholder return.

The Committee's goal is to use compensation policies to closely align the interests of management with the interests of shareholders in building long-term value for the Company's shareholders. The Committee reviews its compensation policies from time to time in order to determine the reasonableness of the Company's compensation programs and to take into account factors which are unique to the Company.

As described below, Messrs. Fischer, Church and Soucy and Drs. Acker and Gottesfeld have Employment Agreements with the Company defining the employees' duties, salary, severance arrangements and restrictions on competition with the Company. For more detailed information on such employment arrangements, see "Employment Agreements" below.

Base Salary. The Committee's goal is not only to assure a base salary sufficient to attract and retain key executives, but also to balance that goal with long-term incentives which assure that a significant portion of annual compensation is dependent upon the performance of the Company.

Bonus. No cash bonuses were paid to Messrs. Fischer or Church or Drs. Acker or Gottesfeld in 2004. Mr. Soucy was paid a cash bonus in 2004 based on his performance during the year.

Stock Options. The Company issues options, to purchase MTI common stock, to its employees, directors and senior management, and has in the past issued such options to the employees and senior management of MTI Micro. MTI Micro issues options, to purchase MTI Micro common stock, to its employees, directors and senior management of MTI Micro and also issues options in MTI Micro to directors of the Company. In the past, MTI Micro has issued stock options in MTI Micro to employees and senior management of the Company.

In examining stock option, equity incentive, phantom stock and other plans typically provided to senior management in publicly held companies, the Compensation, Nominating and Governance Committee determined that the Company should provide equity incentives to its senior management. Stock options, and in the case of Mr. Church, restricted stock, have been issued in recognition of the performance of the senior management team to date in improving the Company's financial position, establishing important strategic relationships with distributors, and developing technology and bringing to market innovative new products. The Committee also believes that the granting of stock options is a valuable incentive tool for management to continue to focus on realizing strategic goals and in building value for all shareholders. Most of the stock option grants vest over a multi-year period.

Compensation of Chief Executive Officer. Steven N. Fischer has been the Company's Chief Executive Officer since September 1, 2004 and received salary compensation of $62,308 for the year ended December 31, 2004. The compensation for Mr. Fischer was based upon careful analysis of other comparable public companies' chief executive officer's compensation and the performance of the Company, including progress on the development and commercialization of MTI Micro's direct methanol micro fuel cell system, revenue generation at MTI Instruments and Mr. Fischer's efforts in identifying potential funding sources for the Company and its subsidiaries.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee periodically reviews the potential consequences of Section 162(m) and may structure the performance-based portions of its executive compensation to comply with certain exemptions to Section 162(m). However, the Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions to Section 162(m) when the Committee believes that such payments are appropriate and in the best interests of the shareholders, after taking into consideration changing business conditions or the officer's performance.

Compensation, Nominating and Governance Committee
Mr. E. Dennis O'Connor (Chairman)
Dr. Walter Robb
Dr. Beno Sternlicht

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

In 2004, the Compensation, Nominating and Governance Committee consisted of Drs. Robb and Sternlicht and Mr. O'Connor, none of whom are employees of the Company. For information concerning the committee members' relationship to the Company, see "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management believes transactions among related parties are as fair to the Company as obtainable from unaffiliated third parties.

On March 29, 2004, the Company acquired 4,762 shares of its common stock for $25 thousand from its then CEO, Dale Church, in connection with a revised tax liability of Mr. Church resulting from the vesting of restricted stock in October 2003. The Company had previously acquired 15,724 shares in connection with the payment of Mr. Church's original tax liability as reported on October 28, 2003.

During 2003, the Company sold 773,600 shares of SatCon Technology Corporation ("SatCon") common stock and as of December 31, 2003 held no shares of SatCon common stock. David B. Eisenhaure, a director of the Company at the time of such transaction, was President, Chief Executive Officer and Chairman of the Board of Directors of SatCon during 2003.

On December 20, 2002, the Company and First Albany Companies Inc. ("FAC") completed a share exchange transaction in which FAC exchanged 8 million shares of the Company's common stock owned by FAC for 2,721,088 shares of Plug Power common stock owned by the Company. As a condition of the exchange, FAC agreed not to sell its remaining shares of the Company for two years ("lock-up agreement"). The Company waived this lock-up agreement in late December 2002 to permit FAC to gift shares. The Company recorded a non-cash gain on the exchange transaction of $8.006 million and recorded treasury stock at a non-cash cost of $13.606 million. As of December 31, 2002, FAC owned 2,991,040 shares, or approximately 10.83%, of the Company.

As a result of the transaction, the Company became no longer required to account for its remaining holdings in Plug Power under the equity method of accounting. Under the equity method of accounting, the Company was required to report its proportionate share of Plug Power's financial results.

During the twelve months ended December 31, 2002, FAC sold 662,705 shares of the Company's common stock in the public markets.

As of December 31, 2002, the Company owned approximately 4.58% of SatCon's outstanding stock. David B. Eisenhaure, a director of the Company at such time, was President, Chief Executive Officer and Chairman of the Board of Directors of SatCon during 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership of the Company's common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the Company's records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the Company's most recent calendar year.

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the Board of Directors or a particular Director may send a letter to the Secretary of the Company at 431 New Karner Road, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Ethics

The Company has adopted a Code of Ethics for employees, officers and directors. The Code of Ethics was filed on March 10, 2004 as Exhibit 14.1 to the Company's Form 10-K for the year ended December 31, 2003. A copy may be obtained at no charge by written request to the attention of the Secretary of the Company at 431 New Karner Road, Albany, New York 12205. A copy of the Code of Ethics is also available on the Company's website at www.mechtech.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the annual and long-term compensation for services rendered to the Company for the years ended December 31, 2004, 2003 and 2002, of those persons who were at December 31, 2004 (i) the Chief Executive Officer of the Company and (ii) the four most highly compensated executive officers or key employees (collectively, the "Named Employees"):

SUMMARY COMPENSATION TABLE
		ANNUAL COMPENSATION		LONG-TERM COMPENSATION
	TWELVE				SECURITIES
	MONTH			RESTRICTED	UNDERLYING	ALL
NAME AND	FISCAL			STOCK	OPTIONS	OTHER
PRINCIPAL POSITION	PERIOD ENDED	SALARY	BONUS	AWARD	(#)	COMPENSATION
Steven N. Fischer,	12/31/20041	$ 62,308	$ -	$ -	229,1676	$ -
Chief Executive Officer
Dale W. Church,	12/31/2004	$244,616	$ -	$ -	135,0008	$ 9,6005
President Government Systems	12/31/2003	$240,000	$ -	$ -	124,6672	$ 6,2405
	12/31/20021	$ 23,077	$ -	$50,0004	70,0003	$ -
Dr. William P. Acker,	12/31/2004	$241,347	$ -	$ -	400,2427	$ 8,0485
President and CEO	12/31/2003	$200,000	$ -	$ -	166,6677	$ 8,0005
MTI MicroFuel Cells Inc.	12/31/2002	$193,750	$ -	$ -	83,3347	$ 6,8275
Dr. Shimshon Gottesfeld,	12/31/2004	$241,885	$ -	$ -	113,9777	$ 8,9065
Vice President of R&D and	12/31/2003	$180,000	$ 20,000	$ -	100,0017	$ 5,4005
Chief Technology Officer	12/31/2002	$180,000	$ 40,000	$ -	16,6677	$ 7,7729
MTI MicroFuel Cells Inc.
Alan J. Soucy	12/31/2004	$300,673	$ 50,000	$ -	361,5227	$ 6,5815
Chief Operating Officer	12/31/2003	$296,539	$ 50,000	$ -	100,0017	$ 6,3545
MTI MicroFuel Cells Inc.	12/31/20021	$121,154	$ -	$ -	141,66710	$ -

1 Represents compensation for a portion of the fiscal year based upon employment dates:

Mr. Fischer joined the Company as Chairman and Chief Executive Officer on September 1, 2004.

Mr. Church joined the Company as Chairman and Chief Executive Officer on October 22, 2002.
Mr. Soucy joined MTI MicroFuel Cells Inc. as Chief Operating Officer on August 5, 2002.

2 Represents 53,000 options to purchase shares of the Company's common stock and 71,667 options to purchase shares of common stock of MTI MicroFuel Cells Inc., a subsidiary of the Company.

3 Represents 45,000 options to purchase shares of the Company's common stock awarded under the Directors' Stock Option Program for services as a Director and 25,000 options to purchase shares of common stock of MTI MicroFuel Cells Inc., a subsidiary of the Company.

4 Represents 50,000 shares of restricted common stock of the Company valued at $1 per share based on the market price on the date of issue. The restrictions lapsed on October 22, 2003.

5 Represents Company matching contributions of $1.00 for each $1.00 contributed by the named individual to the Company's 401(k) Savings Plan up to a maximum of 4% of base salary.

6 Represents 182,500 options to purchase shares of the Company's common stock and 46,667 options to purchase shares of common stock of MTI MicroFuel Cells Inc., a subsidiary of the Company.

7 Represents options to purchase shares of common stock of MTI MicroFuel Cells Inc., a subsidiary of the Company.

8 Represents options to purchase shares of the Company's common stock.

9 Represents Company matching contribution of $4,846 to the 401(k) Savings Plan and $2,926 in moving expenses reimbursement.

10 Represents 50,000 options to purchase shares of the Company's common stock and 91,667 options to purchase shares of common stock of MTI MicroFuel Cells Inc., a subsidiary of the Company.

Option Grants Table

The following table sets forth information concerning individual grants of stock options to purchase the Company's common stock made to the Named Employees during 2004:

OPTION GRANTS IN 2004 TO PURCHASE THE COMPANY'S COMMON STOCK
________________Individual Grants________________

	Number of	Percentage			Potential Realizable Value
	Shares	Of Total			at Assumed Annual Rates
	Underlying	Options	Exercise		of Stock Price Appreciation
	Options	Granted to	Price	Expiration	for Option Term1
Name	Granted	Employees	(per share)	Date	5%($)	10%($)
Steven N. Fischer	25,0003	2.84%	$6.17	06/24/2014	$ 97,007	$ 245,835
	7,5003	0.85%	$6.17	06/24/2014	$ 29,102	$ 73,750
	150,0003	17.05%	$4.00	07/29/2014	$ 377,337	$ 956,245
Dale W. Church	15,0003	1.70%	$6.17	06/23/2014	$ 58,204	$ 147,501
	120,0002	13.64%	$6.17	06/23/2014	$ 465,634	$ 1,180,007
Dr. William P. Acker	-	-	$ -	-	$ -	$ -
Dr. Shimshon Gottesfeld	-	-	$ -	-	$ -	$ -
Alan J. Soucy	-	-	$ -	-	$ -	$ -
  Potential realizable value is based on the assumption that the common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the 10-year term. These numbers are calculated based upon SEC requirements and do not reflect the Company's projection or estimate of future stock price growth. Potential realizable values are computed by multiplying the number of shares of common stock subject to a given option by the fair market value on the date of grant, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire 10-year term of the option and subtracting from that the aggregate option exercise price.

  Options vest on a two-year vesting schedule, fifty percent vesting on each anniversary of the date of grant.
  100% exercisable at grant.

MTI MicroFuel Cells Inc., a subsidiary of the Company, also grants options to purchase shares of its common stock to officers, directors and employees of the Company. The following table sets forth information concerning individual grants of stock options to purchase MTI MicroFuel Cells Inc. common stock made to the Named Employees during 2004:
OPTION GRANTS IN 2004 TO PURCHASE MTI MICROFUEL CELLS INC. COMMON STOCK
________________Individual Grants________________
					Potential Realizable
					Value at Assumed
	Number of	Percentage			Annual Rates of
	Shares	of Total			Stock Price
	Underlying	Options	Exercise		Appreciation for
	Options	Granted to	Price	Expiration	Option Term1
Name	Granted	Employees	(per share)	Date	5%($)	10%($)
Steven N. Fischer	46,6672	3.09%	$2.76	03/04/2014	$ 80,904	$ 205,026
Dale W. Church	-	-%	$ -	-	$ -	$ -
Dr. William P. Acker	400,2423	26.54%	$2.39	12/10/2014	$601,587	$1,524,540
Dr. Shimshon Gottesfeld	41,6674	2.76%	$2.76	03/04/2014	$ 72,236	$ 183,059
	72,3103	4.79%	$2.39	12/10/2014	$108,686	$ 275,432
Alan J. Soucy	361,5223	23.97%	$2.39	12/10/2014	$543,389	$1,377,053
  Potential realizable value is based on the assumption that the common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the 10-year term. These numbers are calculated based upon SEC requirements and do not reflect the Company's projection or estimate of future stock price growth. Potential realizable values are computed by multiplying the number of shares of common stock subject to a given option by the fair market value on the date of grant, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire 10-year term of the option and subtracting from that the aggregate option exercise price.

  100% exercisable at grant.
  Options vest on a quarterly vesting schedule, 6.25% vesting each quarter beginning January 1, 2005.
  Options vest on a four-year vesting schedule, twenty-five percent vesting on each anniversary of the date of grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth certain information regarding stock options exercised during 2004 and held as of December 31, 2004 by the Named Employees of the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES - MTI
			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options
			Year End (#)		at Year End ($)(2)
	Shares
	Acquired	Value
	On Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven N. Fischer	10,000	$26,020	199,500	-	$372,313	$ -
Dale W. Church	-	$ -	243,000	135,000	$905,592	$ 63,585
Dr. William P. Acker	-	$ -	275,000	-	$327,400	$ -
Dr. Shimshon Gottesfeld	-	$ -	50,000	-	$163,700	$ -
Alan J. Soucy	-	$ -	37,500	12,500	$193,838	$ 64,612

(1) Represents the difference between the exercise price and the fair value of the Company's common stock on the date of exercise.

(2) Value is based on the closing sale price of the Company's common stock on the NASDAQ National Market on December 31, 2004, less the option exercise price.

MTI MicroFuel Cells Inc., a subsidiary of the Company, also grants options to purchase shares of its common stock to officers, directors and employees of the Company. The following table sets forth certain information regarding stock options exercised during 2004 and held as of December 31, 2004 by the Named Employees of the Company. There is no public market for MTI MicroFuel Cells Inc. common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES - MTI MICROFUEL CELLS INC.
			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options
			Year End (#)		at Year End ($)
	Shares
	Acquired	Value
	On Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven N. Fischer	-	$ -	-	46,667	$ -	$ -
Dale W. Church	-	$ -	54,584	42,083	$ -	$ -
Dr. William P. Acker	-	$ -	125,001	525,242	$ -	$ -
Dr. Shimshon Gottesfeld	-	$ -	33,335	197,310	$ -	$ -
Alan J. Soucy	-	$ -	93,751	459,440	$ -	$ -

(1) Represents the difference between the exercise price and the fair value of the Company's common stock on the date of exercise.

Equity Compensation Plans

The Company has two stock option plans, the 1999 Employee Stock Incentive Plan and the 1996 Stock Incentive Plan. The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2004.

	Number of Securities To Be		Number of Securities
	Issued Upon Exercise of	Weighted Average Exercise	Remaining Available for
	Outstanding	Price of Outstanding	Future Issuance Under
Plan Category	Options, Warrants, Rights(1)	Options, Warrants, Rights	Equity Compensation Plans
Equity compensation plans approved by security holders	3,752,063	$4.06	2,632,901

(1) Under both the 1996 and 1999 Plans, the securities available under the Plans may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.

The 1996 Plan also provides for increases to securities available by 10% of any increase in shares outstanding, excluding shares issued under option plans.

On December 22, 2003, the Company announced the completion of the first phase of its stock option exchange offer. A total of 757,000 options with an average exercise price of approximately $19 were tendered by employees and then cancelled by the Company in exchange for the future issuance of options at a one-for-two ratio. New options totaling 341,000 were issued in the final phase of the exchange offer on June 23, 2004 at an exercise price of $6.17 per share to employees and directors who were employed by the Company or served as directors of the Company from December 22, 2003, the acceptance date, through June 23, 2004.

Employment Agreements

Mr. Steven N. Fischer, Chief Executive Officer, has an employment agreement with the Company that provides a base salary of $180,000. He will receive 100% of his base salary and benefits for six months if he is terminated without cause. This agreement continues unless modified or terminated.

Mr. Dale W. Church, President of Government Systems, has an employment agreement with the Company that provides a base salary of $20,000 per month and expires on June 30, 2005. He will receive his base salary and benefits for six months if his employment is not continued after the end of his contract term.

Dr. William P. Acker, Chief Executive Officer and President of MTI MicroFuel Cells Inc. ("MTI Micro") has an employment agreement with MTI Micro that provides a base salary of $250,000. He will also receive 100% of his base salary and benefits for one year, subject to reduction for any amounts earned in other employment, if he is terminated without cause. This agreement continues unless modified or terminated.

Dr. Shimshon Gottesfeld, Vice President of Research and Development and Chief Technology Officer of MTI Micro, has an employment agreement, effective March 4, 2004, for a 3 year term expiring on March 4, 2007. The agreement provides for a base salary of $250,000 per year. He will also receive 100% of his base salary for 6 months if he is terminated without cause or if he leaves employment for certain reasons, including change in control, as defined in the agreement.

Mr. Alan J. Soucy, Chief Operating Officer of MTI Micro has an employment agreement with MTI Micro that provides a base salary of $300,000 and an annual bonus based on performance as determined in the discretion of the CEO and Board of Directors of MTI Micro and the Company. He will also receive 100% of his base salary for 6 months, subject to reduction for any amounts earned in other employment, if he is terminated without cause. This agreement continues unless modified or terminated.

Directors' Compensation

On December 16, 2004, the MTI Board of Directors changed its compensation for non-management directors, effective January 1, 2005, to provide that each non-management director will now receive a cash retainer of $16,000 per year and be reimbursed for reasonable travel and related expenses. This cash retainer will commence on January 1, 2005 and is paid quarterly. In addition, 1) non-management directors receive options to purchase 20,000 shares of the Company's common stock (reduced from 25,000 options), 2) the Chairman of the Audit Committee receives additional options to purchase 7,500 shares of the Company's common stock, 3) members of the Audit Committee each receive additional options to purchase 3,750 shares of the Company's common stock, 4) the Chairman of the Compensation, Nominating and Governance Committee receives additional options to purchase 5,000 shares of the Company's common stock, and 5) members of the Compensation, Nominating and Governance Committee each receive additional options to purchase 2,500 shares of the Company's common stock. All options are issued to directors on the date of the Annual Meeting and are priced based on the closing price of the Company's stock on the NASDAQ National Market System on the date of grant and are immediately vested.

SHAREHOLDER RETURN PERFORMANCE GRAPH

Below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's common stock, based on the market price of the Company's common stock, with the total return of companies included within the Standard & Poor's (S&P) 500 Index and the companies included within the S&P Information Technology Index for the period commencing October 1, 1999 and ending December 31, 2004. The calculation of total cumulative return assumes a $100 investment in the Company's common stock, the S&P 500 Index and the S&P Information Technology Index on October 1, 1999, the first day of the Company's fiscal year.

Measurement Period	MKTY	S&P 500 Index	S&P Technology
(Fiscal Year Covered)			Sector Index
FYE 9/30/99	100.00	100.00	100.00
FYE 9/30/00	91.22	113.28	120.55
FYE 9/30/01	29.53	83.13	44.17
FYE 12/31/02	14.09	71.68	37.26
FYE 12/31/03	46.14	92.24	54.85
FYE 12/31/04	51.87	102.27	56.25

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Mechanical Technology Incorporated common stock as of March 31, 2005 for:

  all persons known by us to own beneficially 5% or more of the common stock;

  each of our directors;
  the executive officers listed in the Summary Compensation Table; and
  all such directors and executive officers as a group.
	Shares Beneficially Owned1 ____________________________________________
Name of Beneficial Owner	Number2		Percent
First Albany Companies Inc.	2,916,040	14	9.53%
Fletcher International, Ltd.	2,968,845	3	9.24
Dr. William P. Acker	325,000	4	1.05
Dale W. Church	425,014	5	1.38
Edward A. Dohring	268,689	6	*
Steven N. Fischer	209,500	7	*
Dr. Shimshon Gottesfeld	86,500	8	*
E. Dennis O'Connor	343,250	9	1.11
Dr. Walter L. Robb	309,300	10	1.00
Alan J. Soucy	37,500	11	*
Dr. Beno Sternlicht	848,531	12	2.76
All present directors and officers as a group (15 persons)	3,560,859	13	10.80

*Percentage is less than 1.0% of the outstanding common stock.

1 Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the shareholder. First Albany Companies Inc. (NASDAQ: FAC) is a public company and its address is 677 Broadway, Albany, New York 12207. The address of Fletcher International, Ltd. is c/o A.S.&K. Services Ltd. Cedar House, 41 Cedar House, Hamilton HM EX, Bermuda. The address of all other listed shareholders is c/o Mechanical Technology Inc., 431 New Karner Road, Albany, New York 12205. This table does not include any beneficially owned shares of MTI MicroFuel Cells Inc., a subsidiary of the Company.

2 The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 28, 2005, through the exercise of any warrant, stock option or other right. The inclusion in this schedule of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such person, which are exercisable within 60 days of February 28, 2005, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 30,610,213 shares of common stock outstanding as of February 28, 2005.

3 Represents 200,000 shares of common stock owned by Fletcher, 1,261,829 shares of common stock purchased by Fletcher in connection with the exercise of an investment right received in the 2004 Private Placement, 66,413 shares of common stock issued to Fletcher on April 20, 2005 without any payment required on its part due to the Company's failure to meet the March 22, 2005 registration deadline for the 1,261,829 shares of common stock and 1,440,603 shares of common stock that Fletcher may acquire pursuant to the exercise of its additional investment rights acquired in connection with the 2004 Private Placement. Pursuant to a contractual limitation, Fletcher may not acquire any shares of common stock pursuant to exercises of additional investment rights without first providing us sixty-five days notice of such exercise if such exercise would result in Fletcher beneficially owning more than 9.25% of the total outstanding number of shares of our common stock. Includes shares held in one or more accounts managed by Fletcher Asset Management, Inc. ("FAM") for Fletcher. FAM is an investment adviser to Fletcher and is registered under Section 203 of the Investment Advisors Act of 1940, as amended. An investment advisory agreement between FAM and Fletcher gives FAM the authority to vote and dispose of the securities in these accounts. By reason of the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, Fletcher and FAM may each beneficially own the securities registered under the registration statement of which this prospectus is a part. Additionally, by virtue of Alphonse Fletcher, Jr.'s position as chairman and chief executive officer of FAM, Mr. Fletcher may have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, these securities. For these reasons, Mr. Fletcher may also be a beneficial owner of these securities.

4 Includes options for 275,000 shares, which are exercisable as of February 28, 2005.

5 Includes options for 258,000 shares, which are exercisable within 60 days of February 28, 2005 and 2,250 shares owned by Mr. Church's wife. Mr. Church disclaims beneficial ownership of such shares.

6 Includes options for 240,000 shares, which are exercisable as of February 28, 2005.

7 Includes options for 199,500 shares, which are exercisable as of February 28, 2005.

8 Includes options for 50,000 shares, which are exercisable as of February 28, 2005 and 16,500 shares owned by Dr. Gottesfeld's wife. Dr. Gottesfeld disclaims beneficial ownership of such shares.

9 Includes options for 201,750 shares, which are exercisable as of February 28, 2005.

10 Includes options for 201,000 shares, which are exercisable as of February 28, 2005.

11 Includes options for 37,500 shares, which are exercisable within 60 days of February 28, 2005.

12 Includes options for 239,000 shares, which are exercisable as of February 28, 2005 and 200,970 shares held by Dr. Sternlicht's wife as custodian for their children. Dr. Sternlicht disclaims beneficial ownership of such shares.

13 Includes options for 2,365,575 shares, which are exercisable within 60 days of February 28, 2005.

14 With respect to the ownership of Company Common Stock, First Albany Companies Inc. filed with the SEC an amended Schedule 13D dated January 3, 2003 which included Alan Goldberg and George McNamee as reporting persons. According to this amended Schedule 13D, Messrs. Goldberg and McNamee were reporting persons due to their indirect ownership of First Albany Companies Inc., although each of them disclaimed beneficial ownership of the shares of Company common stock reported as owned by First Albany Companies Inc.

ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report to Shareholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for the year ended December 31, 2004, as amended, as filed with the Securities and Exchange Commission, may be obtained by addressing a written request to the Investor Relations Department at the Company's corporate headquarters, 431 New Karner Road, Albany, New York 12205.

Solicitation of Proxies

The cost of solicitation of Proxies will be borne by the Company. In addition to the solicitation of Proxies by mail, officers and employees of the Company may solicit Proxies in person or by telephone. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending Proxies and proxy material to beneficial owners.

Revocation of Proxies

Subject to the terms and conditions set forth herein, all Proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless at or prior to the Annual Meeting the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The notice of revocation must indicate the certificate number and numbers of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

In order to be included in Proxy material for the 2006 Annual Meeting of Shareholders, shareholders' proposed resolutions must be received by the Company at its offices, 431 New Karner Road, Albany, New York 12205 on or before January 16, 2006. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

If a shareholder of the Company wishes to present a proposal before the 2006 Annual Meeting of Shareholders, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by April 1, 2006.

If a shareholder fails to provide timely notice of a proposal to be presented at the 2006 Annual Meeting of Shareholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

OTHER MATTERS

Management does not know of any matters which will be brought before the meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons voting them.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company.

By Order of the Board of Directors

Cynthia A. Scheuer
Secretary

Albany, New York

May 16, 2005

Appendix A - Proxy Card

MECHANICAL TECHNOLOGY INCORPORATED

431 New Karner Road, Albany, New York 12205

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes any proxy heretofore given to vote such shares, and hereby ratifies and confirms all that said proxies may do by virtue hereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER. IF AUTHORITY TO VOTE FOR ITEM 1, ELECTION OF DIRECTORS, IS NOT SPECIFICALLY WITHHELD, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN THE PROXY STATEMENT. IF NO CHOICE IS SPECIFIED WITH RESPECT TO ITEM 2, THE PROXY WILL BE VOTED FOR THIS PROPOSAL.

The undersigned hereby appoints Steven N. Fischer and Cynthia A. Scheuer, or either of them, as proxies to vote all the stock of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Mechanical Technology Incorporated, to be held at Company Headquarters, 431 New Karner Road, Albany, New York, at 10:00 a.m. on Tuesday, June 28, 2005, or any adjournment thereof, as follows:

  ELECTION OF DIRECTORS:

FOR THE TWO NOMINEES LISTED BELOW	_____	WITHHOLD AUTHORITY	____
(except as marked to the contrary below)		to vote for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Three Year Term:	Thomas J. Marusak	E. Dennis O'Connor

2. AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO REDUCE THE PAR VALUE OF COMMON STOCK FROM $1.00 TO $.01 PER SHARE.

FOR	_____	AGAINST	_____	ABSTAIN	_____

IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS.
Date, 2005

Please sign exactly as name appears on this proxy. When

shares are held by joint tenants, both should sign. When

signing as attorney, executor, administrator, trustee, or guardian,

please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized

person.

ATTENDANCE AT MEETING: NO _____ YES _____ NUMBER ATTENDING _____	Please provide Social Security Number or Tax Identification Number ___________________________________________________